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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 1997
                                                 ---------------

                           Weirton Steel Corporation
                           -------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                       1-10224                   06-1075422
         --------                       -------                   ----------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation or               File Number)           Identification No.)
      organization)

         400 Three Springs Drive
          Weirton, West Virginia                                   26062-4989
         -----------------------                                   ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (304) 797-2000



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Item 5.  OTHER EVENTS.

On October 3, 1997, the Company and Koninklijke Hoogovens NV announced in a press release they intend to form a joint venture to construct and operate a 300,000 ton per year galvanizing facility. The text of the October 3, 1997, press release is filed as Exhibit 99 to this Report on Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              WEIRTON STEEL CORPORATION

Dated: October 3, 1997                        /s/ WILLIAM R. KIEFER
                                              -------------------------
                                              William R. Kiefer
                                              Vice President - Law

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